UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2018
Date of Report (Date of earliest event reported)

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29929	88-0346310
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1130 Pender Street – Suite 820
Vancouver, BC Canada	V6E 4A4
(Address of principal executive offices)	(Zip Code)

(604) 648-0515
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Signing of LOI

On September 10, 2018, Live Current Media Inc. (the “Company”) signed a letter of intent (the “LOI”) with Cell MedX Corp to acquire exclusive worldwide distribution rights to the eBalance microcurrent device. Pursuant to the LOI, Live Current advanced USD$250,000 to Cell MedX for exclusive worldwide distribution rights to the eBalance device and the Company and Cell MedX entered into negotiations aimed at obtaining a definitive agreement within a 90-day period. If a definitive agreement is not reached within 90 days of the execution of the LOI, the USD$250,000 is refundable.

A copy of the Company’s news release with respect to the LOI is attached as Exhibit 99.1 to this report.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit No.	Description
10.1	Letter of Intent between Live Current Media Inc. and Cell MedX Corp. dated September 10, 2018
99.1	News Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.
Date: September 19, 2018
	By:	/s/ David M. Jeffs
Name: David M. Jeffs
Title: Chief Executive Officer